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                                    UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                                   CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported): June 30, 1997 (June 27, 1997)


                           DRUMMOND FINANCIAL CORPORATION
               (Exact name of Registrant as specified in its charter)


                                       Delaware
                               (State of Incorporation)


                   1-12212                                 95-4426690
            (Commission File Number)                   (I.R.S. Employer
                                                        Identification No.)


        Suite 1250, 400 Burrard Street                        V6C 3A6
      Vancouver, British Columbia, Canada                    (Zip Code)
   (Address of principal executive offices)


                                     (604) 683-5312
                 (Registrant's telephone number, including area code)









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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


On June 27, 1997, the Registrant notified BDO Dunwoody ("BDO") that they were dismissed as the Registrant's independent auditor.

The Registrant and BDO have not, in connection with the audit of the Registrant's financial statements for each of the prior two years ended June 30, 1996 and 1995 or for any subsequent interim period prior to and including March 31, 1997, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to BDO's satisfaction, would have caused BDO to make reference to the subject matter of the disagreement in connection with its reports.

The reports of BDO on the Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change auditors was approved by the Registrant's board of directors.

On June 27, 1997, the Registrant appointed Davidson & Company, whose offices are located in Vancouver, British Columbia, Canada as its independent accountant and Davidson & Company accepted such appointment.

The Registrant had no relationship with Davidson & Company required to be reported pursuant to Item 304(a)(2) of Regulation S-B during the two fiscal years ended June 30, 1996 and 1995, or the subsequent interim period prior to and including March 31, 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

Exhibit No.                     Description
----------                      -----------

   16.1 Letter from BDO regarding its concurrence with the Registrant's statement regarding change of accountants.














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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                                DRUMMOND FINANCIAL CORPORATION


                                                By:  /s/ Michael J. Smith
                                                    ---------------------------
                                                    Michael J. Smith, President

Date:  June 30, 1997





































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                             EXHIBIT INDEX


Exhibit
Number                        Description
-------                       -----------

  16.1 Letter from BDO regarding its concurrence with the Registrant's statement regarding change of accountants.